Exhibit 10.9

EXECUTION COPY

AMENDMENT TO

PROMISSORY NOTE

This AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made as of April 15, 2013, by and between Prospect Global Resources, Inc., a Nevada corporation (the “Issuer”), and Apollo Management VII, L.P., a Delaware limited partnership (the “Holder”), with respect to the following facts:

RECITALS

WHEREAS, the Issuer and the Holder entered into that certain Promissory Note dated March 7, 2013 (the “Note”), whereby the Issuer promised to pay to the Holder the principal sum of Five Million Five Hundred Ninety-Two Thousand Eight Hundred Fifty-Seven Dollars and Forty-Two Cents ($5,592,857.14); and

WHEREAS, the Issuer and the Holder desire to modify the Note to (i) extend the Maturity Date, and (ii) reduce Issuer’s pre-payment obligation.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.     Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note.

2.     Amendment.

a.     Maturity Date. The first sentence in the Note is hereby deleted and replaced in its entirety with the following:

“FOR VALUE RECEIVED, Prospect Global Resources Inc., a Nevada corporation (the “Issuer”), promises to pay to the order of Apollo Management VII, L.P., a Delaware limited partnership (“Holder”) on the earlier of (i) the date that the Senior First Priority Secured Promissory Note dated August 1, 2012 (as amended from time to time), issued by Prospect Global Resources, Inc., a Delaware corporation and wholly-owned subsidiary of the Issuer, to The Karlsson Group, Inc., an Arizona corporation, is paid in full, and (ii)  July 1, 2015 (the “Maturity Date”), in lawful money of the United States of America in same day funds, $5,592,857.14 (Five Million Five Hundred Ninety-Two Thousand Eight Hundred Fifty-Seven Dollars and Forty-Two Cents).”

b.     Prepayments.  Section 1(c) of the Note is hereby deleted and replaced in its entirety with the following:

“(c) The Issuer shall prepay this Promissory Note with ten percent (10%) of the gross cash proceeds received by the Issuer or any of its direct or indirect subsidiaries from any Financings consummated on or after the date hereof, such prepayment to be made

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no later than five (5) days after the receipt of such gross cash proceeds by the Issuer or any of its direct or indirect subsidiaries, as applicable; provided, such prepayment requirement shall not apply to the first ten million dollars ($10,000,000) of gross cash proceeds of Financings consummated on or after the date hereof. By way of example, if Issuer raises an aggregate of $12,000,000 from two separate Financings after the date hereof, Issuer would be required to be prepay this Promissory Note by $200,000 (i.e. 10% of $2,000,000). If Issuer then raises an additional $20,000,000, Issuer would be required to prepay this Promissory Note by $2,000,000 (i.e. 10% of $20,000,000).  For purposes of this Section 1(c), “Financing” means the issuance or incurrence of any indebtedness (including without limitation, debt securities), the issuance or sale of any equity interests, or any other financings by Issuer or any of its direct or indirect subsidiaries.”

c.     Events of Default.  Section 6(c) of the Note is hereby deleted and replaced in its entirety with the following:

“(c) the Issuer (or any direct or indirect subsidiary thereof) shall default in the payment when due (after giving effect to any applicable grace periods) of any principal of or interest on any indebtedness in excess of $1,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any indebtedness shall occur if the effect of such event is to cause, or (after giving effect to any applicable grace periods) to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity.”

3.              Miscellaneous.

a.     No Other Amendment. Except as expressly amended in this Amendment, all provisions of the Note shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Note.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Note, the provisions of this Amendment shall govern.

b.     Relation to Note.  This Amendment constitutes an integral part of the Note.  Upon the effectiveness of this Amendment, each reference in the Note to “this Promissory Note,” “hereunder,” “hereof,” or words of like import referring to the Note, shall mean and be a reference to the Note as amended hereby.

c.     Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

d.     Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

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e.     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Prospect Global Resources, Inc.

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

Apollo Management VII, L.P.

By:	AIF VII Management, LLC,
its General Partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AMENDMENT TO

PROMISSORY NOTE

This AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made as of April 15, 2013, by and between Prospect Global Resources, Inc., a Nevada corporation (the “Issuer”), and Apollo Commodities Management, L.P., a Delaware limited partnership with respect to Series I (the “Holder”), with respect to the following facts:

RECITALS

WHEREAS, the Issuer and the Holder entered into that certain Promissory Note dated March 7, 2013 (the “Note”), whereby the Issuer promised to pay to the Holder the principal sum of One Million One Hundred Fifty-Seven Thousand One Hundred Forty-Two Dollars and Eighty-Six Cents ($1,157,142.86); and

WHEREAS, the Issuer and the Holder desire to modify the Note to (i) extend the Maturity Date, and (ii) reduce Issuer’s pre-payment obligation.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

4.     Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note.

5.     Amendment.

a.     Maturity Date. The first sentence in the Note is hereby deleted and replaced in its entirety with the following:

“FOR VALUE RECEIVED, Prospect Global Resources Inc., a Nevada corporation (the “Issuer”), promises to pay to the order of Apollo Commodities Management, L.P., a Delaware limited partnership with respect to Series I (“Holder”) on the earlier of (i) the date that the Senior First Priority Secured Promissory Note dated August 1, 2012 (as amended from time to time), issued by Prospect Global Resources, Inc., a Delaware corporation and wholly-owned subsidiary of the Issuer, to The Karlsson Group, Inc., an Arizona corporation, is paid in full, and (ii)  July 1, 2015 (the “Maturity Date”), in lawful money of the United States of America in same day funds, $1,157,142.86 (One Million One Hundred Fifty-Seven Thousand One Hundred Forty-Two Dollars and Eighty-Six Cents).”

b.     Prepayments.  Section 1(c) of the Note is hereby deleted and replaced in its entirety with the following:

“(c) The Issuer shall prepay this Promissory Note with ten percent (10%) of the gross cash proceeds received by the Issuer or any of its direct or indirect subsidiaries from any Financings consummated on or after the date hereof, such prepayment to be made no later than five (5) days after the receipt of such gross cash proceeds by the Issuer or any of its direct or indirect subsidiaries, as applicable; provided, such prepayment requirement shall not apply to the first ten million dollars ($10,000,000) of gross cash proceeds of Financings consummated on or after the date hereof. By way of example, if Issuer raises an aggregate of $12,000,000 from two separate Financings after the date hereof, Issuer would be required to be prepay this Promissory Note by $200,000 (i.e. 10% of $2,000,000). If Issuer then raises an additional $20,000,000, Issuer would be required to prepay this Promissory Note by $2,000,000 (i.e. 10% of $20,000,000).  For purposes of this Section 1(c), “Financing” means the issuance or incurrence of any indebtedness (including without limitation, debt securities), the issuance or sale of any equity interests, or any other financings by Issuer or any of its direct or indirect subsidiaries.”

c.     Events of Default. Section 6(c) of the Note is hereby deleted and replaced in its entirety with the following:

“(c) the Issuer (or any direct or indirect subsidiary thereof) shall default in the payment when due (after giving effect to any applicable grace periods) of any principal of or interest on any indebtedness in excess of $1,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any indebtedness shall occur if the effect of such event is to cause, or (after giving effect to any applicable grace periods) to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity.”

6.              Miscellaneous.

a.     No Other Amendment. Except as expressly amended in this Amendment, all provisions of the Note shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Note.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Note, the provisions of this Amendment shall govern.

b.     Relation to Note.  This Amendment constitutes an integral part of the Note.  Upon the effectiveness of this Amendment, each reference in the Note to “this Promissory Note,” “hereunder,” “hereof,” or words of like import referring to the Note, shall mean and be a reference to the Note as amended hereby.

c.     Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

d.     Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

e.     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Prospect Global Resources, Inc.

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

Apollo Commodities Management, L.P.
with respect to Series I

By:	Apollo Commodities Management
GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President